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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 2003

                        PAXSON COMMUNICATIONS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    1-13452                    59-3212788
----------------------------   ------------------------      ----------------
(State or other jurisdiction   (Commission File Number)        IRS Employer
    of incorporation)                                        Identification No.


            601 Clearwater Park Road, West Palm Beach, FL 33401-6233
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (561) 659-4122

                                       N/A
            --------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following item is furnished as an Exhibit to this Report:

        99.1 Press release dated May 14, 2003 announcing the Registrant's financial results for the first quarter ended March 31, 2003.


ITEM 9. REGULATION FD DISCLOSURE

         On May 14, 2003, the Registrant announced its financial results for the first quarter ended March 31, 2003. The Registrant has furnished the press release announcing these results as Exhibit 99.1 to this Form 8-K. The information contained in this report on Form 8-K is being furnished pursuant to
Item 12 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PAXSON COMMUNICATIONS CORPORATION
                                  (Registrant)



                                  By: /s/ Thomas E. Severson, Jr.
                                      -------------------------------------
                                      Thomas E. Severson, Jr.
                                      Senior Vice President
                                      Chief Financial Officer and Treasurer


Date: May 14, 2003


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